UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2013

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) General Electric Company (the “Company”) held its annual meeting of shareowners on April 24, 2013.

(b) The shareowners elected all of the Company’s nominees for director; approved our named executives’ compensation; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2013.  The shareowners did not approve any of the shareowner proposals, which are listed below.

A. Election of Directors
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. W. Geoffrey Beattie	5,997,934,084	110,967,137	41,982,384	1,962,110,288
2. John J. Brennan	6,007,499,153	102,929,855	40,454,593	1,962,110,292
3. James I. Cash, Jr.	5,940,494,923	171,339,947	39,048,735	1,962,110,288
4. Francisco D’Souza	5,995,680,660	115,521,343	39,681,600	1,962,110,290
5. Marijn E. Dekkers	6,004,930,872	108,145,190	37,807,539	1,962,110,292
6. Ann M. Fudge	5,958,640,328	155,123,600	37,119,670	1,962,110,295
7. Susan Hockfield	6,003,362,770	111,987,095	35,533,739	1,962,110,289
8. Jeffrey R. Immelt	5,754,478,224	331,143,839	65,261,332	1,962,110,498
9. Andrea Jung	5,791,543,228	322,888,364	36,452,007	1,962,110,294
10. Robert W. Lane	5,996,330,855	116,836,394	37,716,354	1,962,110,290
11. Ralph S. Larsen	5,948,893,127	163,535,459	38,455,019	1,962,110,288
12. Rochelle B. Lazarus	5,665,742,543	447,792,551	37,348,509	1,962,110,290
13. James J. Mulva	5,998,949,408	113,174,672	38,759,527	1,962,110,286
14. Mary L. Schapiro	5,996,759,721	118,651,032	35,472,850	1,962,110,290
15. Robert J. Swieringa	5,967,449,441	145,174,883	38,261,282	1,962,108,287
16. James S. Tisch	5,280,677,780	832,630,085	37,575,737	1,962,110,291
17. Douglas A. Warner III	5,913,851,396	188,983,951	48,042,258	1,962,116,288

B. Management Proposals
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. Advisory approval of our named executives’ compensation	5,750,914,459	328,555,105	71,228,678	1,962,295,651
2. Ratification of selection of independent registered public accounting firm	7,667,871,100	200,789,121	244,333,672	0

C. Shareowner Proposals
	Shares For	Shares Against	Shares Abstain	Non-Votes
1. Cessation of All Stock Options and Bonuses	268,554,543	5,800,121,908	82,029,143	1,962,288,299
2. Director Term Limits	349,041,650	5,729,607,021	72,089,330	1,962,255,892
3. Independent Chairman	1,485,137,233	4,605,040,136	60,534,076	1,962,282,448
4. Right to Act by Written Consent	1,300,448,760	4,756,136,436	94,257,069	1,962,151,628
5. Executives to Retain Significant Stock	1,753,023,355	4,322,173,513	75,507,553	1,962,289,472
6. Multiple Candidate Elections	229,948,155	5,832,890,776	87,880,005	1,962,274,957

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: April 26, 2013	/s/ Brackett B. Denniston III
Brackett B. Denniston III Senior Vice President, General Counsel and Secretary

(3)